UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    September 8, 2007

   BSML, Inc.
(Exact name of registrant as specified in its charter)

Utah	1-11064	87-0410364
(State or other	(Commission	(I.R.S. Employer
jurisdiction of	file number)	Identification No.)
incorporation)

460 North Wiget Lane
Walnut Creek, California	94598
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (925) 941-6260

Not applicable

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 425 under the Exchange Act (17 CFR 240.14.a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain
Officers; Compensatory Arrangements of Certain Officers

BSML, Inc. (the “Company”), is saddened to announce that one of its Directors, Harry Thompson, passed away on September 8, 2007. Mr. Thompson had been a member of the Company’s board of directors since 1999, and was serving on the Board’s Executive Committee, Audit Committee, Compensation Committee, and Marketing Committee at the time of his death. The Company expresses its condolences to Mr. Thompson’s family.

As of the date of this Current Report, the Company had made no decision regarding a replacement for Mr. Thompson on the Board or any of the Board’s committees.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 13, 2007

BSML, Inc.

By:	/s/ Richard DeYoung
Richard DeYoung
Chief Financial Officer